Share-based payment obligation	3 Months Ended
Mar. 31, 2024
Share-based payment obligation
Share-based payment obligation

24.Share-based payment obligation

The total charge to the condensed consolidated statement of (loss)/income and other comprehensive income for the three months ended March 31, 2024, was $3.2 million (three months ended March 31, 2023: $3.3 million). There have been no new options awarded as part of the existing Omnibus employee share-based payment plan in the three month period ended March 31, 2024.

March 2024 Valuation assumptions - Omnibus employee share-based payment scheme

The Omnibus options issued were valued at $49.9 million at issue using a share price assumption within a range of $5.27 - $11.55 depending on the grant date. The fair value of the RSUs and PSUs with non-market conditions determined using share price at grant date amounted to $22.7 million and $19.0 million respectively while the fair value of the PSUs with market conditions determined using the Monte Carlo model amounted to $8.2 million. At March 31, 2024, a forfeiture rate of 7% was assumed resulting in an expected charge over the remaining term of the options of $12.5 million. Volatility within a range of 35.9% to 50.91% was determined by calculating the observed historical volatilities over the end of the performance period of the grants. No dividend was taken into account in performing the valuation since IHS Holding Limited has never paid dividends and no dividends are planned to be paid in the near future.